PROVIDENT

Provident Financial Holdings, Inc.

Third Quarter of Fiscal 2015

March 31, 2015

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2015 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$15.99
52-Week Range:	$13.75 - $16.44
Shares Outstanding:	8,718,929 shares
Market Capitalization:	$139.4 million
P/E (ttm):	15.83x
Diluted EPS (ttm):	$1.01
Annual Dividend & Yield:	$0.44 (2.75%)
As of March 31, 2015	

Franchise Overview

Northern California:
Pleasanton
Elk Grove, Livermore and Roseville


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations, 2 wholesale and 13 retail mortgage offices**
- **Largest independent community bank headquartered in Riverside County, California (15 full-service offices)**
- **Eighth largest deposit market share in the Riverside-San Bernardino RMA; third largest of community banks**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Carlsbad
- City of Industry
- Elk Grove
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara
- Westlake Village

Financial Performance

Highlights

- Net Income rises 86%
- Diluted Earnings per Share increases by 107%
- Non-Interest Income increases 66%
- Operating Expenses increase 21%
- Net Interest Margin expands 31 basis points
- Efficiency Ratio continues to improve

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$7.7
$7.5
$7.7
$7.9
$8.1
$8.4
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Non-Interest Income



(In Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.4
$1.5
$1.6
$1.4
$1.5
$1.5
$5.7
$5.3
$8.0
$7.7
$8.0
$9.8
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$12.9
$12.6
$14.2
$13.7
$13.9
$15.2
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
96% C.A.G.R.*
$1.9
$1.7
$3.0
$3.3
$3.7
$4.5
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15

* C.A.G.R. - Compound annual growth rate from Q2FY2014 through Q3FY2015.

Pre-Tax Income – Operating Segments



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$3.6
$(0.8)
$3.3
$(0.7)
$0.9
$2.8
$1.4
$2.8
$1.8
$2.3
$2.9
$1.7
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Community Banking
Mortgage Banking

Quarterly Net Income



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.6
$1.4
$2.1
$2.4
$2.3
$2.6
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Diluted Earnings Per Share



$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.16
$0.14
$0.22
$0.25
$0.25
$0.29
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Financial Ratios

Net Interest Margin


4.00%
3.00%
2.00%
1.00%
0.00%
2.74%
2.74%
2.85%
2.96%
3.01%
3.05%
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Efficiency Ratio


100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
86.97%
88.15%
82.57%
80.59%
79.01%
77.20%
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Return on Average Assets


1.00%
0.75%
0.50%
0.25%
0.00%
0.56%
0.50%
0.75%
0.86%
0.84%
0.92%
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Return on Average Equity


10.00%
7.50%
5.00%
2.50%
0.00%
4.13%
3.70%
5.66%
6.59%
6.42%
7.22%
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Community Banking

Highlights

- Loans Held for Investment increase 8% since June 30, 2014 (annualized)
- Eight consecutive quarters of Preferred Loan growth
- Core Deposits increase by $36.3 million since June 30, 2014
- Higher cost Time Deposit balances continue to decline
- Long-term Borrowings increase by $30.0 million
- Short-term Borrowings increase by $60.0 million

Loan to Investment Mix



$1,000
$800
$600
$400
$200
$0
(In Millions)
$18
$17
$17
$16
$16
$16
$757
$770
$772
$789
$798
$820
12/31/13
03/31/14
06/30/14
09/30/14
12/31/14
3/31/15
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
60%
50%
40%
30%
20%
10%
0%
50%
51%
51%
53%
53%
55%
$382
$383
$396
$381
$401
$378
$418
$377
$426
$377
$450
$375
12/31/13
03/31/14
06/30/14
09/30/14
12/31/14
3/31/15
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Provident Bank Loan Originations and Purchases



(In Millions)
$60
$50
$40
$30
$20
$10
$0
$40
$28
$37
$28
$39
$48
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 3/31/15	Interest Rate	Balance as of 3/31/14	Interest Rate
Single-Family	$ 374,981	3.27%	$ 381,026	3.24%
Multi-Family	344,277	4.52%	289,249	4.88%
Commercial Real Estate	101,618	5.25%	104,542	5.93%
Construction	6,039	5.27%	1,792	5.83%
Commercial Business	652	6.14%	1,051	6.93%
Consumer	246	9.87%	324	9.17%
Total Loans Held for Investment	$ 827,813	4.05%	$ 777,984	4.22%
Undisbursed Loan Funds	(2,911)		(757)	
Advance payments of escrows	392		333	
Deferred Loan Costs, net	3,054		2,390	
Allowance for Loan Losses	(8,712)		(10,024)	
Total Loans Held for Investment, net	$ 819,636		$ 769,926	

Loan Composition as of 03/31/15



Commercial Business 0%
Construction 1%
Consumer 0%
Commercial Real Estate 12%
Multi-Family 42%
Single-Family 45%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Commercial Business
Consumer

Community Banking

Deposits and Borrowings


$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$51
$51
$41
$41
$41
$131
$387
$378
$371
$365
$358
$355
$527
$530
$527
$537
$548
$563
12/31/13
03/31/14
06/30/14
09/30/14
12/31/14
3/31/15
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 3/31/2015		Rate	At 3/31/2014		Rate
Checking Accounts - Non Interest-Bearing	$	62,824	- %	$	56,432	- %
Checking Accounts - Interest-Bearing		222,358	0.15%		207,217	0.14%
Savings Accounts		252,060	0.26%		241,028	0.26%
Money Market Accounts		26,079	0.27%		25,264	0.29%
Time Deposits		354,579	1.03%		377,565	1.11%
Total Deposits	$	917,900	0.51%	$	907,506	0.57%
Brokered Deposits included above	$	3,039	3.76%	$	4,727	3.57%

Deposit Composition at 03/31/2015


7%
24%
39%
3%
27%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category (Dollars In Thousands)	At 3/31/2015		Rate	At 3/31/2014		Rate
Overnight	$	60,000	0.24%	$	-	-
Three Months or Less		-	-		10,000	2.93%
Over Three to Six Months		-	-		-	-
Over Six to Twelve Months		-	-		-	-
Over One to Two Years		-	-		-	-
Over Two to Three Years		10,066	3.03%		-	-
Over Three to Four Years		-	-		10,086	3.04%
Over Four to Five Years		10,000	1.53%		-	-
Over Five Years		51,318	3.08%		31,361	3.22%
Total Borrowings	$	131,384	1.66%	$	51,447	3.13%

Asset Quality

Highlights

- Non-Performing Assets decline 25% to $13.7 million since June 30, 2014
- Net Recoveries in three of the prior four quarters
- REO activity remains limited

NPA, NPA to Total Assets and ALLL to LHI Ratios


$25,000
$20,000
$15,000
$10,000
$5,000
$0
(In Thousands)
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14	3/31/15
Non-Performing Assets	$20,434	$19,213	$18,403	$15,498	$14,647	$13,711
NPA to Total Assets	1.80%	1.71%	1.66%	1.40%	1.32%	1.13%
ALLL to LHI	1.44%	1.29%	1.25%	1.11%	1.08%	1.06%

Recovery from Allowance for Loan Losses


(In Thousands)
$500
$-
$(500)
$(1,000)
$(1,500)
$(896)
$(849)
$(691)
$(818)
$(354)
$(111)
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Non-Performing Asset Composition 03/31/15


23%
1%
0%
0%
11%
16%
49%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
$11,041
$10,024
$9,744
$8,888
$8,693
$8,712
12/31/13
03/31/14
06/30/14
09/30/14
12/31/14
3/31/15

ALLL Allocation as of 03/31/15



0%
0%
0%
0%
9%
36%
55%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At March 31, 2015				At March 31, 2014			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	8	$ 4,444	29	$ 7,105	4	$ 1,035	34	$ 10,799
Multi-Family	-	-	4	2,239	-	-	8	3,530
Commercial Real Estate	-	-	4	1,468	-	-	8	3,562
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	2	114	-	-	4	154
Consumer Loans	2	1	-	-	3	1	-	-
Total	10	$ 4,445	39	$ 10,926	7	$ 1,036	54	$ 18,045

Net Charge-Offs (Recoveries)



(In Thousands)
$1,000
$500
$-
$(500)
$(1,000)
$166
$168
$(411)
$38
$(159)
$(130)
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Asset Quality

Geographic Location

Category	Inland Empire		Southern California[1]		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$109,895	29%	$201,154	54%	$61,294	16%	$2,638	1%	$374,981	100%
Multi-Family	71,272	21%	178,951	52%	91,123	26%	2,931	1%	$344,277	100%
Commercial Real Estate	42,455	42%	44,278	43%	14,885	15%	-	0%	$101,618	100%
Construction	720	12%	3,950	65%	1,369	23%	-	0%	$6,039	100%
Total	$224,342	27%	$428,333	52%	$168,671	20%	$5,569	1%	$826,915	100%

(1) Other than Inland Empire.

Geographic Location 03/31/15



1%
27%
20%
52%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2007 & Prior	2008	2009	2010	2011	2012	2013	2014	YTD 2015	TOTAL
Loan Balance (In Thousands)	$292,990	$20,313	$894	$125	$1,281	$5,392	$6,880	$29,872	$8,221	$365,968
Weighted Avg. LTV [1]	67%	75%	52%	70%	68%	58%	59%	69%	74%	67%
Weighted Avg. Age (In Years)	9.47	7.01	5.65	4.37	3.65	2.64	1.77	0.66	0.12	8.12
Weighted Avg. FICO [2]	730	745	750	700	716	744	747	746	760	733
Number of Loans	880	41	3	1	5	25	35	52	9	1,051
Geographic Breakdown (%)										
Inland Empire	30%	20%	100%	100%	50%	20%	27%	30%	29%	29%
Southern California [3]	57%	46%	0%	0%	50%	37%	31%	42%	48%	54%
Other California	12%	34%	0%	0%	0%	43%	42%	28%	23%	16%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2007 & Prior	2008	2009	2010	2011	2012	2013	2014	YTD 2015	TOTAL
Loan Balance (In Thousands)	$71,832	$4,919	-	-	$18,949	$28,329	$87,640	$98,895	$34,310	$344,277
Weighted Avg. LTV [1]	43%	44%	-	-	57%	56%	58%	57%	59%	56%
Weighted Avg. Debt Coverage Ratio [2]	1.42x	1.39x	-	-	1.41x	1.74x	1.71x	1.67x	1.53x	1.60x
Weighted Avg. Age (in Years)	9.43	6.96	-	-	3.53	2.61	1.66	0.72	0.11	3.10
Weighted Avg. FICO [2]	704	708	-	-	744	727	760	762	743	748
Number of Loans	128	6	-	-	20	35	117	114	40	460
Geographic Breakdown (%)										
Inland Empire	19%	28%	-	-	31%	15%	32%	14%	16%	21%
Southern California [3]	55%	72%	-	-	54%	54%	43%	52%	60%	52%
Other California	22%	0%	-	-	15%	31%	25%	34%	24%	26%
Other States	4%	0%	-	-	0%	0%	0%	0%	0%	1%
	100%	100%	-	-	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2007 & Prior	2008	2009	2010	2011	2012	2013	2014	YTD 2015	TOTAL [4,5]
Loan Balance (In Thousands)	$ 28,183	$ 439	-	$ 364	$ 756	$ 15,702	$ 20,476	$ 27,076	$ 8,612	$101,618
Weighted Avg. LTV [1]	46%	41%	-	0.57	61%	50%	47%	48%	49%	48%
Weighted Avg. Debt Coverage Ratio [2]	1.78x	1.44x	-	1.26	1.47x	1.88x	1.82x	1.89x	1.58x	1.81x
Weighted Avg. Age (In Years)	9.20	6.94	-	4.85	3.27	2.52	1.66	0.68	0.08	3.54
Weighted Avg. FICO [2]	707	700	-	704	770	753	756	749	725	739
Number of Loans	31	2	-	2	1	15	26	32	11	120
Geographic Breakdown (%)										
Inland Empire	50%	42%	-	51%	0%	68%	34%	33%	17%	42%
Southern California [3]	44%	58%	-	49%	100%	32%	39%	49%	51%	43%
Other California	6%	0%	-	0%	0%	0%	27%	18%	32%	15%
Other States	0%	0%	-	0%	0%	0%	0%	0%	0%	0%
	100%	100%	-	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.
(4) Comprised of the following: $33.5 million in Mixed Use; $17.2 million in Retail; $14.9 million in Office; $12.3 million in Mobile Home Park; $5.3 million in Warehouse; $5.0 million in Medical/Dental Office; $4.2 million in Restaurant/Fast Food; $3.0 million in Mini-Storage; $2.1 million in Automotive – Non-Gasoline; $1.8 million in Light Industrial/Manufacturing; $1.7 million in Hotel and Motel; and $383,000 in Other.
(5) Consisting of $85.1 million or 83.7% in investment properties and $16.5 million or 16.3% in owner occupied properties.

Mortgage Banking

Highlights

- **Loan Origination Volume increases 20% to $688.6 million (sequential quarter)**
- **Gross Locked Pipeline increases 89% to $326.0 million (sequential quarter)**
- **Loan Sale Margin decreases 15 basis points to 125 basis points (sequential quarter)**
- **Refinance Volume increases**

PBM Loan Originations


(In Millions)
$1,000
$800
$600
$400
$200
$0
$453
$3
$354
$8
$476
$13
$514
$14
$562
$12
$681
$8
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Saleable
Portfolio

PBM Locked Pipeline


$400,000
$300,000
$200,000
$100,000
$0
(In Thousands)
40%
30%
20%
10%
0%

	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14	3/31/15
Gross Locked Pipeline	$130,584	$149,104	$184,160	$161,024	$172,083	$325,982
Net Locked Pipeline (1)	$98,242	$107,866	$132,567	$116,695	$121,575	$225,182
Fall-out Ratio	25%	28%	28%	28%	29%	31%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance


100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q2FY14	Q3FY14	Q4FY14	Q1FY15	Q2FY15	Q3FY15
Refinance	42%	43%	42%	48%	55%	68%
Purchase	58%	57%	58%	52%	45%	32%

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$5,732
$5,291
$8,022
$7,652
$8,042
$9,754
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Loan Sale Margin



2.00%
1.50%
1.00%
0.50%
0.00%
1.36% 1.36%
1.44% 1.42%
1.59% 1.58%
1.52% 1.50%
1.40% 1.40%
1.25% 1.25%
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse (Recovery) Provision



(In Thousands)
$100
$0
-$100
-$200
-$300
($70)
($127)
($86)
($199)
($1)
$42
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Recourse Reserve



(In Thousands)
$1,500
$1,250
$1,000
$750
$500
$250
$0
$1,202
$1,068
$904
$712
$711
$731
12/31/13
03/31/14
06/30/14
09/30/14
12/31/14
3/31/15

Capital Management

Highlights

- Bank Capital Ratios remain strong
- Implemented Basel III capital protocol
- 2.75% cash dividend yield (approximately)
- Repurchased approximately 278,000 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
500,000
400,000
300,000
200,000
100,000
-
385,083
194,888
356,608
162,204
156,916
278,220
Q2FY2014
Q3FY2014
Q4FY2014
Q1FY2015
Q2FY2015
Q3FY2015

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14	3/31/15
Tier 1 Leverage Ratio	12.56%	12.80%	12.53%	10.50%	10.70%	10.79%
CET1 Ratio						15.81%
Tier 1 Risk-Based Capital Ratio	19.80%	19.96%	18.72%	15.28%	15.15%	15.81%
Total Risk-Based Capital Ratio	21.06%	21.22%	19.98%	16.47%	16.26%	16.94%

Value Proposition



Stock Price to Tangible Book Value Multiple
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15
Price/TBV	1.03x	1.08x	0.97x	0.99x	0.93x	0.92x	0.94x	0.98x